UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:	Managed Account Series
BlackRock GA Disciplined Volatility Equity Fund
BlackRock GA Dynamic Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2021

Date of reporting period: 04/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2021

2021 Annual Report

Managed Account Series

•	BlackRock GA Disciplined Volatility Equity Fund

•	BlackRock GA Dynamic Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2021

	6-Month	12-Month
U.S. large cap equities (S&P 500 Index)	28.85%	45.98%
U.S. small cap equities (Russell 2000® Index)	48.06	74.91
International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88
Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2021	BlackRock GA Disciplined Volatility Equity Fund

Investment Objective

BlackRock GA Disciplined Volatility Equity Fund’s (the “Fund”) investment objective is to seek to provide risk-adjusted total return.

On April 7, 2021, the Board of Trustees of the Managed Account Series approved a change in the fiscal year end of the Fund, effective as of April 30, 2021, from October 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from November 1, 2020 to April 30, 2021, the Fund outperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

The primary contributor to the Fund’s relative performance for the period was its security selection within the information technology (“IT”), communication services, financials, industrials, and healthcare sectors. An overweight allocation to IT also had a positive impact on performance.

Conversely, an underweight allocation to financials was the primary detractor from performance. Exposure to cash and cash equivalents and to gold-related securities also weighed on returns.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives modestly contributed to the Fund’s performance.

Describe recent portfolio activity.

During the period, the Fund’s overall equity allocation increased from 96% to 100% of net assets. On a sector basis, the Fund increased its exposure to IT, consumer discretionary, financials, healthcare and industrial stocks, and decreased exposure to consumer staples, materials, and real estate. From a regional perspective, the Fund increased exposure to Europe and made a smaller increase in exposure to the United States, while decreasing its exposure to Canada, Australia, and Japan.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period with overweight allocations to IT, consumer discretionary, and industrials stocks, and was underweight in utilities, consumer staples, communication services, financials, materials, real estate, and healthcare stocks. From a regional perspective, the Fund was overweight in the United States, France, and the United Kingdom, and underweight in Japan, Switzerland, and select emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on June 1, 2017.
(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)

This unmanaged index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 26 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

4	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2021 (continued)	BlackRock GA Disciplined Volatility Equity Fund

Performance Summary for the Period Ended April 30, 2021

	6-Month Total Returns	Average Annual Total Returns(a)
		1 Year	Since Inception	(b)
Institutional	19.67%	30.58%	9.22%
Class K	19.68	30.61	9.28
MSCI ACWI Minimum Volatility (USD) Index	14.18	18.88	8.21

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,196.70	$3.00		$1,000.00	$1,022.07	$2.76		0.55%
Class K	1,000.00	1,196.80	2.72		1,000.00	1,022.32	2.51		0.50

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	2%
Walt Disney Co.	1
Berkshire Hathaway, Inc., Class B	1
Mastercard, Inc., Class A	1
Colgate-Palmolive Co.	1
TransDigm Group, Inc.	1
Micron Technology, Inc.	1
Verizon Communications, Inc.	1
UnitedHealth Group, Inc.	1
Global Payments, Inc.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	62%
Japan	8
Switzerland	4
Canada	3
Taiwan	3
France	3
China	3
United Kingdom	2
Denmark	2
Hong Kong	2
Sweden	1
Germany	1
South Korea	1
Italy	1
Ireland	1
Netherlands	1
Singapore	1
Luxembourg	1
Other#	—	(b)
Other Assets Less Liabilities	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

FUND SUMMARY	5

Fund Summary as of April 30, 2021	BlackRock GA Dynamic Equity Fund

Investment Objective

BlackRock GA Dynamic Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

On April 7, 2021, the Board of Trustees of the Managed Account Series approved a change in the fiscal year end of the Fund, effective as of April 30, 2021, from October 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from November 1, 2020 to April 30, 2021, the Fund outperformed its benchmark, the MSCI World Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

The primary contributor to the Fund’s relative performance for the period was its security selection within the information technology (“IT”), financials, and industrials sectors. An underweight allocation to consumer staples also added to performance.

Conversely, security selection within the consumer discretionary sector was the primary detractor from the Fund’s relative performance. In addition, underweight allocations to financials and energy, as well as stock selection in the energy sector, weighed on performance. Tactical positioning to manage the Fund’s exposure to certain geographical regions negatively impacted returns over the period. A slight exposure to cash also detracted from performance.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives modestly contributed to the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation decreased from 101% to 100% of net assets. Within equities, the Fund increased its exposure to financials, energy, materials, utilities, real estate, and communication service stocks. It decreased its exposure to healthcare, consumer discretionary, consumer staples, and industrials. From a regional perspective, the Fund increased its exposure to Europe, China, and select emerging market countries, and reduced its exposure to the United States, Canada, and Japan.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period with overweight allocations to the materials, communication services, industrials, utilities, healthcare, and energy sectors. The Fund was underweight in consumer staples, real estate, and financials stocks. From a regional perspective, the Fund was overweight in select countries within developed Europe, China, and select countries within other emerging markets, and was underweight in Japan, Canada, Australia, and the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on June 1, 2017.
(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)

This unmanaged index captures large and mid cap representation across 23 developed markets countries. With 1,650 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country.

6	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2021 (continued)	BlackRock GA Dynamic Equity Fund

Performance Summary for the Period Ended April 30, 2021

	6-Month Total Returns	Average Annual Total Returns(a)
		1 Year	Since Inception	(b)
Institutional	31.58%	53.13%	13.91%
Class K	31.59	53.14	13.97
MSCI World Index	29.10	45.33	13.42

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,315.80	$3.16		$1,000.00	$1,022.07	$2.76		0.55%
Class K	1,000.00	1,315.90	2.87		1,000.00	1,022.32	2.51		0.50

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	3%
Apple, Inc.	3
Alphabet, Inc., Class C	2
Amazon.com, Inc.	2
Bank of America Corp.	2
Johnson & Johnson	2
JPMorgan Chase & Co.	2
Mastercard, Inc., Class A	1
UnitedHealth Group, Inc.	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	64%
France	5
Germany	4
Netherlands	4
United Kingdom	3
China	3
Italy	3
Japan	2
Taiwan	2
Canada	1
Sweden	1
Hong Kong	1
South Korea	1
Ireland	1
Spain	1
Argentina	1
Cayman Islands	1
Other#	—	(b)
Other Assets Less Liabilities	2

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On November 30, 2018, all issued and outstanding shares of each Fund were redesignated as Class K Shares. Institutional Shares performance shown prior to the Institutional Shares inception date of November 30, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on November 1, 2020 and held through April 30, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments April 30, 2021	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.1%
Newcrest Mining Ltd.	387	$7,910

Belgium — 0.0%
Etablissements Franz Colruyt NV	19	1,127
Proximus SADP	97	2,067

		3,194

Bermuda — 0.1%
RenaissanceRe Holdings Ltd.	25	4,220

Canada — 3.3%
Agnico Eagle Mines Ltd.	165	10,312
Barrick Gold Corp.	1,334	28,424
BCE, Inc.	71	3,356
CGI, Inc.(a)	82	7,255
Empire Co. Ltd., Class A	282	8,870
Franco-Nevada Corp.	339	47,225
Intact Financial Corp.	204	27,116
Loblaw Cos. Ltd.	299	16,602
TELUS Corp.	809	16,784
Thomson Reuters Corp.	427	39,599
Wheaton Precious Metals Corp.	677	28,085

		233,628

China — 2.5%
Agricultural Bank of China Ltd., Class H	40,000	15,497
Alibaba Group Holding Ltd., ADR(a)	68	15,705
Bank of Communications Co. Ltd., Class H	31,000	19,793
China Construction Bank Corp., Class H	33,000	26,048
China Tower Corp. Ltd., Class H(b)	82,000	11,796
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	4,000	17,205
Industrial & Commercial Bank of China Ltd., Class H	24,000	15,573
Lenovo Group Ltd.	6,000	8,198
NetEase, Inc., ADR	120	13,447
Postal Savings Bank of China Co. Ltd., Class H(b)	3,000	1,946
TAL Education Group, ADR(a)	37	2,107
Tencent Holdings Ltd.	200	15,954
ZTO Express Cayman, Inc., ADR	453	14,569

		177,838

Denmark — 2.1%
Coloplast A/S, Class B	130	21,533
DSV Panalpina A/S	183	40,771
Genmab A/S(a)	59	21,651
Novo Nordisk A/S, Class B	243	17,925
Pandora A/S	329	37,259
Tryg A/S	479	10,953

		150,092

Finland — 0.2%
Elisa OYJ	239	13,548

France — 3.1%
BNP Paribas SA(a)	933	59,822
EssilorLuxottica SA	138	22,968
Hermes International	10	12,551
Kering SA	32	25,642
Orange SA	2,614	32,553
Safran SA(a)	65	9,705
Sanofi	287	30,090

Security	Shares	Value

France (continued)
Societe Generale SA(a)	549	$15,617
Worldline SA(a)(b)	83	8,149

		217,097

Germany — 1.2%
CTS Eventim AG & Co. KGaA(a)	108	7,454
Deutsche Telekom AG, Registered Shares	389	7,486
Rational AG	20	16,637
RWE AG	538	20,429
Telefonica Deutschland Holding AG	436	1,267
Vonovia SE	458	30,093

		83,366

Hong Kong — 1.5%
CLP Holdings Ltd.	3,500	34,547
Hang Seng Bank Ltd.	500	9,789
HKT Trust & HKT Ltd., Class SS	10,000	14,520
Hong Kong & China Gas Co. Ltd.	7,000	11,228
Jardine Matheson Holdings Ltd.	200	13,430
Power Assets Holdings Ltd.	3,500	21,510

		105,024

Ireland — 0.7%
Accenture PLC, Class A	18	5,220
Medtronic PLC	357	46,738

		51,958

Italy — 0.8%
DiaSorin SpA	80	13,587
Ferrari NV	167	35,774
Infrastrutture Wireless Italiane SpA(b)	354	4,131

		53,492

Japan — 8.0%
Ajinomoto Co., Inc.	600	11,999
Canon, Inc.	600	14,268
Daiwa House REIT Investment Corp.	1	2,678
FUJIFILM Holdings Corp.	200	12,955
GMO Payment Gateway, Inc.	200	25,429
Japan Post Bank Co. Ltd.	1,300	11,888
Japan Tobacco, Inc.	1,100	20,634
KDDI Corp.	700	21,161
Kintetsu Group Holdings Co. Ltd.(a)	100	3,587
Kirin Holdings Co. Ltd.	1,300	24,413
Kose Corp.	100	15,054
Kyushu Railway Co.	300	6,735
Lawson, Inc.	200	8,967
McDonald’s Holdings Co. Japan Ltd.	200	9,132
Mitsubishi Estate Co. Ltd.	1,100	18,105
Mizuho Financial Group, Inc.	1,610	22,660
NEC Corp.	500	29,068
Nippon Telegraph & Telephone Corp.	2,500	63,032
Nissan Motor Co. Ltd.(a)	2,400	12,048
Nissin Foods Holdings Co. Ltd.	200	14,172
Nitori Holdings Co. Ltd.	100	17,910
Ono Pharmaceutical Co. Ltd.	800	20,151
Oracle Corp. Japan	300	28,126
Oriental Land Co. Ltd.	100	14,176
Recruit Holdings Co. Ltd.	500	22,544
Shimamura Co. Ltd.	100	9,893
Softbank Corp.	200	2,578
Sony Corp.	100	9,998

SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Suntory Beverage & Food Ltd.	600	$20,253
Tobu Railway Co. Ltd.	200	5,150
Toyo Suisan Kaisha Ltd.	600	24,465
Yamada Holdings Co. Ltd.	4,200	20,909
Yamazaki Baking Co. Ltd.	1,200	19,021

		563,159

Luxembourg — 0.5%
ArcelorMittal SA(a)	1,129	32,821

Netherlands — 0.7%
Koninklijke Ahold Delhaize NV	1,724	46,396

Norway — 0.4%
Telenor ASA	1,390	24,763

Singapore — 0.5%
Singapore Telecommunications Ltd.	18,100	33,958

South Korea — 1.1%
Kakao Corp.	470	47,858
LG Chem Ltd.	9	7,513
SK Telecom Co. Ltd.	74	20,156

		75,527

Sweden — 1.4%
Hexagon AB, B Shares	400	38,208
Swedbank AB, A Shares	1,164	20,434
Telefonaktiebolaget LM Ericsson, B Shares	1,007	13,830
Volvo AB, B Shares	1,004	24,518

		96,990

Switzerland — 4.4%
EMS-Chemie Holding AG, Registered Shares	18	16,807
Kuehne + Nagel International AG, Registered Shares	112	33,487
Nestle SA, Registered Shares	531	63,365
Novartis AG, Registered Shares	226	19,286
Partners Group Holding AG	1	1,424
Roche Holding AG	160	52,185
Sika AG, Registered Shares	123	36,736
Sonova Holding AG, Registered Shares(a)	92	27,241
STMicroelectronics NV	210	7,841
Straumann Holding AG, Registered Shares	27	38,588
Swisscom AG, Registered Shares	14	7,601

		304,561

Taiwan — 3.2%
Asustek Computer, Inc.	2,000	26,787
AU Optronics Corp.(a)	12,000	14,048
Chang Hwa Commercial Bank Ltd.	5,449	3,485
Chicony Electronics Co. Ltd.	4,000	12,043
China Development Financial Holding Corp.	52,000	24,223
China Steel Corp.	14,000	19,593
Chunghwa Telecom Co. Ltd.	4,000	16,305
CTBC Financial Holding Co. Ltd.	3,000	2,442
Lite-On Technology Corp.	19,000	43,058
Mega Financial Holding Co. Ltd.	5,000	5,836
Quanta Computer, Inc.	3,000	10,500
Synnex Technology International Corp.	5,000	9,930
Taiwan Cooperative Financial Holding Co. Ltd.	49,481	37,840

		226,090

United Kingdom — 2.2%
AstraZeneca PLC	241	25,653
Auto Trader Group PLC(a)(b)	2,607	20,524
Berkeley Group Holdings PLC	513	32,785

Security	Shares	Value

United Kingdom (continued)
Farfetch Ltd., Class A(a)	68	$3,331
Ferguson PLC	243	30,649
GlaxoSmithKline PLC	2,110	38,992

		151,934

United States — 58.7%
Abbott Laboratories.	245	29,420
Activision Blizzard, Inc.	14	1,277
Adaptive Biotechnologies Corp.(a)	385	16,016
Adobe, Inc.(a)	17	8,642
Air Products & Chemicals, Inc.	90	25,963
Alnylam Pharmaceuticals, Inc.(a)	28	3,938
Alphabet, Inc., Class C(a)	23	55,433
Altair Engineering, Inc., Class A(a)	685	44,525
Amazon.com, Inc.(a)	7	24,272
American Electric Power Co., Inc.	168	14,903
American Tower Corp.	198	50,444
American Water Works Co., Inc.	180	28,078
Amgen, Inc.	190	45,532
Aon PLC, Class A	99	24,893
Apple, Inc.	50	6,573
Applied Materials, Inc.	450	59,719
AutoZone, Inc.(a)	10	14,641
Baxter International, Inc.	775	66,410
Berkshire Hathaway, Inc., Class B(a)	298	81,935
BigCommerce Holdings, Inc., Series-1(a)	157	9,411
Black Knight, Inc.(a)	221	16,005
Booz Allen Hamilton Holding Corp.	425	35,254
Boston Scientific Corp.(a)	663	28,907
Brown & Brown, Inc.	599	31,855
C.H. Robinson Worldwide, Inc.	466	45,239
Cadence Design Systems, Inc.(a)	124	16,339
Castle Biosciences, Inc.(a)	51	3,521
Cboe Global Markets, Inc.	199	20,770
Charter Communications, Inc., Class A(a)	78	52,529
Cigna Corp.	35	8,715
Cisco Systems, Inc.	234	11,913
Citigroup, Inc.	187	13,322
Citrix Systems, Inc.	289	35,793
Clorox Co.	149	27,192
CME Group, Inc.	3	606
Colgate-Palmolive Co.	946	76,342
Comcast Corp., Class A	624	35,038
Consolidated Edison, Inc.	560	43,350
Costco Wholesale Corp.	28	10,419
Crowdstrike Holdings, Inc., Class A(a)	309	64,430
Crown Castle International Corp.	152	28,737
Danaher Corp.	5	1,270
DocuSign, Inc.(a)	103	22,963
Dollar General Corp.	166	35,648
Dominion Energy, Inc.	280	22,372
Domino’s Pizza, Inc.	68	28,719
Duke Energy Corp.	71	7,149
Duke Realty Corp.	254	11,816
Dynatrace, Inc.(a)	627	32,629
Ecolab, Inc.	163	36,532
Edwards Lifesciences Corp.(a)	57	5,445
Electronic Arts, Inc.	320	45,466
Eli Lilly & Co.	20	3,655
Evergy, Inc.	67	4,286
Eversource Energy	30	2,587
Expedia Group, Inc.	145	25,553

10	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Extra Space Storage, Inc.	93	$13,828
F5 Networks, Inc.(a)	19	3,548
Facebook, Inc., Class A(a)	24	7,802
Fair Isaac Corp.(a)	21	10,950
Fidelity National Information Services, Inc.	49	7,492
Fiserv, Inc.(a)	55	6,607
Fortune Brands Home & Security, Inc.	258	27,085
Genuine Parts Co.	232	28,993
Gilead Sciences, Inc.	545	34,591
Global Payments, Inc.	337	72,330
Hilton Worldwide Holdings, Inc.(a)	243	31,274
Home Depot, Inc.	96	31,072
Hormel Foods Corp.	277	12,797
Humana, Inc.	19	8,460
Intel Corp.	290	16,684
Intuit, Inc.	66	27,203
Jack Henry & Associates, Inc.	138	22,471
Johnson & Johnson	91	14,808
JPMorgan Chase & Co.	387	59,524
Kellogg Co.	149	9,301
Keysight Technologies, Inc.(a)	204	29,447
Kimberly-Clark Corp.	199	26,531
Kroger Co.	706	25,797
L3Harris Technologies, Inc.	9	1,883
Lam Research Corp.	7	4,343
Liberty Broadband Corp., Class C(a)	14	2,278
Lockheed Martin Corp.	30	11,417
Lowe’s Cos., Inc.	289	56,716
Marsh & McLennan Cos., Inc.	498	67,579
Masco Corp.	667	42,608
Mastercard, Inc., Class A	202	77,176
McCormick & Co., Inc.	99	8,946
McDonald’s Corp.	116	27,385
Merck & Co., Inc.	806	60,047
Micron Technology, Inc.(a)	866	74,537
Microsoft Corp.	391	98,602
Motorola Solutions, Inc.	68	12,804
Netflix, Inc.(a)	85	43,645
New Relic, Inc.(a)	478	30,735
Newmont Corp.	643	40,130
NextEra Energy, Inc.	757	58,675
O’Reilly Automotive, Inc.(a)	10	5,529
Paychex, Inc.	147	14,331
PayPal Holdings, Inc.(a)	114	29,901
PepsiCo, Inc.	479	69,053
Procter & Gamble Co.	193	25,750
Public Storage	13	3,655
Qualcomm, Inc.	447	62,044
Regeneron Pharmaceuticals, Inc.(a)	86	41,392
Republic Services, Inc.	358	38,055
salesforce.com, Inc.(a)	289	66,562
Seagen, Inc.(a)	74	10,638
Silk Road Medical, Inc.(a)	365	22,316
Southern Co.	802	53,068
Square, Inc., Class A(a)	80	19,586
Starbucks Corp.	14	1,603
Stryker Corp.	134	35,192
Take-Two Interactive Software, Inc.(a)	157	27,535
Target Corp.	121	25,078
Thermo Fisher Scientific, Inc.	45	21,160

Security	Shares	Value

United States (continued)
TJX Cos., Inc.	809	$57,439
TransDigm Group, Inc.(a)	122	74,876
Travelers Cos., Inc.	12	1,856
U.S. Bancorp	811	48,133
UnitedHealth Group, Inc.	182	72,582
Unity Software, Inc.(a)	14	1,422
VeriSign, Inc.(a)	94	20,564
Verizon Communications, Inc.	1,289	74,491
Vertex Pharmaceuticals, Inc.(a)	98	21,384
Viatris, Inc.(a)	19	253
Visa, Inc., Class A	111	25,925
Walmart, Inc.	261	36,517
Walt Disney Co.(a)	473	87,987
Waste Connections, Inc.	163	19,415
Waste Management, Inc.	220	30,353
WEC Energy Group, Inc.	249	24,195
Western Union Co.	814	20,969
Weyerhaeuser Co.	642	24,890
Workday, Inc., Class A(a)	166	41,002
Xcel Energy, Inc.	25	1,783
Xilinx, Inc.	314	40,179
Zentalis Pharmaceuticals, Inc.(a)	204	12,101
Zoetis, Inc.	103	17,822
Zoom Video Communications, Inc., Class A(a)	92	29,400

		4,110,478

Total Common Stocks — 96.7% (Cost: $5,552,439)		6,768,044

Investment Companies

United States — 0.1%
iShares Gold Trust(a)(c)(d)	514	8,661

Total Investment Companies — 0.1% (Cost: $7,706)		8,661

Total Long-Term Investments — 96.8% (Cost: $5,560,145)		6,776,705

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%(c)(e)	208,274	208,274

Total Short-Term Securities — 3.0% (Cost: $208,274)		208,274

Total Investments — 99.8% (Cost: $5,768,419)		6,984,979

Other Assets Less Liabilities — 0.2%		13,432

Net Assets — 100.0%		$6,998,411

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(e)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock GA Disciplined Volatility Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$330,505	$—	$(122,231	)(a)	$—	$—	$208,274	208,274	$35	$—
iShares Gold Trust	102,062	—	(88,155	)(a)	6,833	(12,079)	8,661	514	—	—

					$6,833	$(12,079)	$216,935		$35	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX Nifty 50 Index	7	05/27/21	$205	$(247)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	109,000	USD	117,780	Bank of America N.A.	06/11/21	$1,693

INR	7,812,000	USD	104,905	BNP Paribas S.A.	06/11/21	(186)
JPY	10,800,000	USD	99,082	Morgan Stanley & Co. International PLC	06/11/21	(236)
JPY	11,650,000	USD	106,802	Morgan Stanley & Co. International PLC	06/11/21	(177)

						(599)

						$1,094

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,693	$—	$—	$1,693

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$247	$—	$—	$—	$247
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	599	—	—	599

	$—	$—	$247	$599	$—	$—	$846

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

12	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock GA Disciplined Volatility Equity Fund

For the period ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$33,146	$—	$—	$—	$33,146
Forward foreign currency exchange contracts	—	—	—	(5,713)	—	—	(5,713)
Options purchased(a)	—	—	717	(1,849)	—	—	(1,132)
Options written	—	—	125	981	—	—	1,106

	$—	$—	$33,988	$(6,581)	$—	$—	$27,407

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$3,272	$—	$—	$—	$3,272
Forward foreign currency exchange contracts	—	—	—	3,022	—	—	3,022
Options purchased(b)	—	—	—	131	—	—	131
Options written	—	—	—	(39)	—	—	(39)

	$—	$—	$3,272	$3,114	$—	$—	$6,386

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$198,534
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$—	(a)
Average amounts sold — in USD	$384,701
Options
Average value of option contracts purchased	$833
Average value of option contracts written.	$134

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$4,008
Forward foreign currency exchange contracts	1,693	599

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,693	4,607

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,008)

Total derivative assets and liabilities subject to an MNA	$1,693	$599

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)
Bank of America N.A	$1,693	$—	$—	$—	$1,693

SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock GA Disciplined Volatility Equity Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)
BNP Paribas S.A	$186	$—	$—	$—	$186
Morgan Stanley & Co. International PLC	413	—	—	—	413

	$599	$—	$—	$—	$599

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$7,910	$—	$7,910
Belgium	1,127	2,067	—	3,194
Bermuda	4,220	—	—	4,220
Canada	233,628	—	—	233,628
China	45,828	132,010	—	177,838
Denmark	—	150,092	—	150,092
Finland	—	13,548	—	13,548
France	—	217,097	—	217,097
Germany	—	83,366	—	83,366
Hong Kong	—	105,024	—	105,024
Ireland	51,958	—	—	51,958
Italy	—	53,492	—	53,492
Japan	—	563,159	—	563,159
Luxembourg	—	32,821	—	32,821
Netherlands	—	46,396	—	46,396
Norway	—	24,763	—	24,763
Singapore	—	33,958	—	33,958
South Korea	—	75,527	—	75,527
Sweden	—	96,990	—	96,990
Switzerland	—	304,561	—	304,561
Taiwan	—	226,090	—	226,090
United Kingdom	3,331	148,603	—	151,934
United States	4,110,478	—	—	4,110,478
Investment Companies	8,661	—	—	8,661
Short-Term Securities
Money Market Funds	208,274	—	—	208,274

	$4,667,505	$2,317,474	$—	$6,984,979

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$1,693	$—	$1,693

14	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock GA Disciplined Volatility Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts.	$(247)	$—	$—	$(247)
Foreign Currency Exchange Contracts	—	(599)	—	(599)

	$(247)	$1,094	$—	$847

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments April 30, 2021	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina(a) — 0.6%
Globant SA.	8	$1,833
MercadoLibre, Inc.	27	42,417

		44,250

Australia — 0.1%
BHP Group PLC	259	7,800

Brazil — 0.1%
Magazine Luiza SA	585	2,157
Petroleo Brasileiro SA, ADR	54	458
Vale SA, ADR	376	7,565

		10,180

Canada — 1.3%
Enbridge, Inc.	2,655	102,407

Cayman Islands(a) — 0.4%
Diversey Holdings Ltd.	1,677	30,186
Highland Transcend Partners I Corp.	372	3,753

		33,939

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, ADR	21	1,108

China — 3.2%
AAC Technologies Holdings, Inc.	500	2,776
Aier Eye Hospital Group Co. Ltd., Class A	310	3,552
Alibaba Group Holding Ltd.(a)	400	11,563
Alibaba Group Holding Ltd., ADR(a)	124	28,638
Amoy Diagnostics Co. Ltd., Class A	100	1,316
Asymchem Laboratories Tianjin Co. Ltd., Class A	100	5,062
Autobio Diagnostics Co. Ltd., Class A	100	1,883
BYD Co. Ltd., Class A	400	9,813
China Merchants Bank Co. Ltd., Class H	500	4,016
Contemporary Amperex Technology Co. Ltd., Class A	333	20,005
ENN Energy Holdings Ltd.	100	1,706
Ganfeng Lithium Co. Ltd., Class H(b)	200	2,679
Glodon Co. Ltd., Class A	200	2,248
Guangdong Marubi Biotechnology Co. Ltd., Class A	100	774
Guangzhou Baiyun International Airport Co. Ltd., Class A	2,300	4,313
Hangzhou Robam Appliances Co. Ltd., Class A	300	1,774
Hangzhou Tigermed Consulting Co. Ltd., Class H(a)(b)	100	1,959
Han’s Laser Technology Industry Group Co. Ltd., Class A	500	3,089
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	2,000	8,603
Huazhu Group Ltd., ADR(a)	31	1,828
Hundsun Technologies, Inc., Class A	160	2,262
Industrial & Commercial Bank of China Ltd., Class H	2,000	1,298
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	300	1,890
Kingdee International Software Group Co. Ltd.(a)	3,000	9,879
Li Auto, Inc., ADR(a)	559	11,035
NetEase, Inc., ADR	42	4,706
New Oriental Education & Technology Group, Inc., ADR(a)	160	2,442
Pinduoduo, Inc., ADR(a)	19	2,545
Ping An Insurance Group Co. of China Ltd., Class A	200	2,234
Shanghai International Airport Co. Ltd., Class A	500	3,787
Shenzhen Inovance Technology Co. Ltd., Class A	200	2,751
TAL Education Group, ADR(a)	86	4,898
Tencent Holdings Ltd.	700	55,840
Venus MedTech Hangzhou, Inc., Class H(a)(b)	500	4,425
Venustech Group, Inc., Class A	500	2,337
Want Want China Holdings Ltd.	2,000	1,445
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	200	2,790
WuXi AppTec Co. Ltd., Class A	80	1,953

Security	Shares	Value

China (continued)
Wuxi Biologics Cayman, Inc.(a)(b)	933	$13,097
Yifeng Pharmacy Chain Co. Ltd., Class A	180	2,495
Yonyou Network Technology Co. Ltd., Class A	260	1,328
Yum China Holdings, Inc.	75	4,719

		257,753

Denmark — 0.1%
DSV Panalpina A/S	24	5,347

Finland — 0.4%
Neste OYJ	412	24,914
Nokia OYJ(a)	873	4,135

		29,049

France — 4.7%
Alstom SA(a)	1,304	71,214
Arkema SA	284	35,505
BNP Paribas SA	20	1,282
Danone SA	704	49,695
EssilorLuxottica SA	165	27,463
Kering SA	4	3,205
LVMH Moet Hennessy Louis Vuitton SE	58	43,694
Safran SA	549	81,970
Sanofi	608	63,744

		377,772

Germany — 4.4%
Adidas AG	164	50,653
Allianz SE, Registered Shares	267	69,318
Auto1 Group SE(a)(b)	261	14,748
Deutsche Telekom AG, Registered Shares	2,687	51,711
Infineon Technologies AG	279	11,188
Puma SE	193	20,347
Siemens AG	597	99,600
Vantage Towers AG(a)	1,172	36,297

		353,862

Hong Kong — 0.9%
AIA Group Ltd.	5,000	63,463
Hang Lung Properties Ltd.	2,000	5,457
Jardine Matheson Holdings Ltd.	83	5,573
SJM Holdings Ltd.	1,000	1,291

		75,784

Indonesia — 0.0%
Bank Central Asia Tbk PT	1,500	3,321

Ireland — 0.6%
Aptiv PLC(a)	345	49,642

Israel(a) — 0.4%
ION Acquisition Corp. 2 Ltd.	181	1,855
Playtika Holding Corp.	1,005	27,919

		29,774

Italy — 2.5%
Enel SpA	10,166	100,942
Intesa Sanpaolo SpA(a)	34,264	95,525

		196,467

Japan — 2.0%
Daifuku Co. Ltd.	100	9,884
Hoya Corp.	400	45,466
Kose Corp.	100	15,054
Oriental Land Co. Ltd.	100	14,176
Recruit Holdings Co. Ltd.	200	9,017

16	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shin-Etsu Chemical Co. Ltd.	300	$50,641
Sony Corp.	100	9,998
Z Holdings Corp.	600	2,767

		157,003

Netherlands — 3.7%
Adyen NV(a)(b)	15	36,916
Akzo Nobel NV	460	55,232
ASML Holding NV	104	67,511
ING Groep NV	6,749	86,218
NXP Semiconductors NV	251	48,320

		294,197

Norway — 0.0%
LINK Mobility Group Holding ASA(a)	338	1,663

Portugal — 0.0%
Jeronimo Martins SGPS SA	123	2,246

Singapore — 0.1%
DBS Group Holdings Ltd.	200	4,482
United Overseas Bank Ltd.	200	3,987

		8,469

South Korea — 0.7%
Kakao Corp.	110	11,201
LG Chem Ltd.	29	24,209
NCSoft Corp.	6	4,463
POSCO	9	2,941
Samsung SDI Co. Ltd.	25	14,592
SK Holdings Co. Ltd.	3	742

		58,148

Spain — 0.6%
Cellnex Telecom SA(b)	822	46,496

Sweden — 1.2%
Atlas Copco AB, A Shares	81	4,912
Hexagon AB, B Shares	50	4,776
Telefonaktiebolaget LM Ericsson, B Shares	669	9,188
Volvo AB, B Shares	3,065	74,849

		93,725

Switzerland — 0.3%
Alcon, Inc.	71	5,355
Siemens Energy AG(a)	391	13,078
Sika AG, Registered Shares	15	4,480

		22,913

Taiwan — 1.6%
Cathay Financial Holding Co. Ltd.	1,000	1,867
Chunghwa Telecom Co. Ltd.	1,000	4,076
Formosa Chemicals & Fibre Corp.	1,000	3,242
Formosa Plastics Corp.	1,000	3,780
Fubon Financial Holding Co. Ltd.	1,000	2,291
Hon Hai Precision Industry Co. Ltd.	1,000	4,111
Nan Ya Plastics Corp.	1,000	3,143
Taiwan Semiconductor Manufacturing Co. Ltd.	5,000	105,298
Uni-President Enterprises Corp.	1,000	2,679

		130,487

Thailand — 0.0%
Intouch Holdings PCL, Class F	1,300	2,662
Thai Beverage PCL	1,500	805

		3,467

Security	Shares	Value

Turkey — 0.0%
Turkiye Petrol Rafinerileri A/S(a)	23	$244

United Arab Emirates — 0.0%
NMC Health PLC(a)(c)	504	—

United Kingdom — 3.4%
Anglo American PLC	174	7,378
AstraZeneca PLC	667	70,998
Compass Group PLC(a)	990	21,537
Lloyds Banking Group PLC	62,281	39,055
Rio Tinto PLC	93	7,789
Unilever PLC	1,213	71,054
Vodafone Group PLC	26,496	50,003

		267,814

United States — 57.9%
Abbott Laboratories.	359	43,109
AbbVie, Inc.	690	76,935
ACV Auctions, Inc., Class A(a)	153	5,200
Air Products & Chemicals, Inc.	180	51,926
Alkami Technology, Inc.(a)	2	95
Alphabet, Inc., Class C(a)	80	192,810
Altair Engineering, Inc., Class A(a)	53	3,445
Amazon.com, Inc.(a)	44	152,567
American Tower Corp.	289	73,629
Analog Devices, Inc.	16	2,451
Anthem, Inc.	123	46,665
Apellis Pharmaceuticals, Inc.(a)	58	2,939
Apple, Inc.	1,530	201,134
Applied Materials, Inc.	293	38,884
Aramark	33	1,283
Atlassian Corp. PLC, Class A(a)	31	7,364
Autodesk, Inc.(a)	133	38,824
Bank of America Corp.	3,631	147,164
Becton Dickinson and Co.	94	23,388
Boston Scientific Corp.(a)	2,062	89,903
Bright Horizons Family Solutions, Inc.(a)	14	2,028
Bristol-Myers Squibb Co.	851	53,119
Broadcom, Inc.	18	8,212
California Resources Corp.(a)	110	2,607
Capital One Financial Corp.	601	89,597
Charles Schwab Corp.	1,156	81,382
Charter Communications, Inc., Class A(a)	64	43,101
Citigroup, Inc.	83	5,913
Cloudera, Inc.(a)	64	812
Cognizant Technology Solutions Corp., Class A	393	31,597
Coinbase Global Inc., Class A(a)	58	17,263
Comcast Corp., Class A	1,530	85,910
ConocoPhillips	821	41,986
Costco Wholesale Corp.	142	52,837
Crowdstrike Holdings, Inc., Class A(a)	77	16,055
D.R. Horton, Inc.	614	60,350
Danimer Scientific, Inc.(a)	66	1,686
Datadog, Inc., Class A(a)	35	3,002
Dell Technologies, Inc., Class C(a)	416	40,905
Dynatrace, Inc.(a)	46	2,394
Edwards Lifesciences Corp.(a)	195	18,626
EPAM Systems, Inc.(a)	7	3,204
EQT Corp.(a)	1,901	36,309
Facebook, Inc., Class A(a)	161	52,338
Fifth Wall Acquisition Corp. I(a)	453	4,920
Fortinet, Inc.(a)	52	10,620
Fortive Corp.	983	69,616

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Freeport-McMoRan, Inc.	1,372	$51,738
Global Payments, Inc.	356	76,408
Green Plains, Inc.	130	3,874
Hilton Worldwide Holdings, Inc.(a)	96	12,355
Home Depot, Inc.	207	67,000
Illumina, Inc.(a)	5	1,964
Insulet Corp.(a)	7	2,067
International Flavors & Fragrances, Inc.	298	42,367
Intuitive Surgical, Inc.(a)	25	21,625
Iovance Biotherapeutics, Inc.(a)	39	1,226
Johnson & Johnson	753	122,536
JPMorgan Chase & Co.	763	117,357
Khosla Ventures Acquisition Co.(a)	340	3,570
L3Harris Technologies, Inc.	306	64,024
Las Vegas Sands Corp.(a)	89	5,452
Liberty Media Acquisition Corp.(a)	734	7,854
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	438	19,793
Liberty Media Corp. - Liberty SiriusXM, Class C(a)	551	24,922
Lions Gate Entertainment Corp., Class A(a)	47	680
Live Nation Entertainment, Inc.(a)	35	2,866
Lowe’s Cos., Inc.	170	33,363
Lyft, Inc., Class A(a)	278	15,474
ManpowerGroup, Inc.	25	3,022
Marsh & McLennan Cos., Inc.	372	50,480
Mastercard, Inc., Class A	307	117,292
McDonald’s Corp.	266	62,797
Medallia, Inc.(a)	340	10,027
Micron Technology, Inc.(a)	449	38,645
Microsoft Corp.	972	245,119
MongoDB, Inc.(a)	21	6,247
Morgan Stanley	778	64,224
Nevro Corp.(a)	11	1,901
NextEra Energy, Inc.	1,145	88,749
NVIDIA Corp.	84	50,432
Okta, Inc.(a)	40	10,788
Palo Alto Networks, Inc.(a)	32	11,308
PayPal Holdings, Inc.(a)	205	53,769
Peloton Interactive, Inc., Class A(a)	314	30,882
PPG Industries, Inc.	318	54,454
Proofpoint, Inc.(a)	23	3,959
PTC, Inc.(a)	346	45,305
PubMatic, Inc., Class A(a)	81	4,169
Qualcomm, Inc.	43	5,968
Reinvent Technology Partners Z(a)	285	2,913
RingCentral, Inc., Class A(a)	19	6,060
Robert Half International, Inc.	32	2,804
salesforce.com, Inc.(a)	246	56,659
Seagen, Inc.(a)	26	3,738
Sempra Energy	474	65,208
Sensata Technologies Holding PLC(a)	37	2,136
ServiceNow, Inc.(a)	73	36,965
Southwest Airlines Co.(a)	414	25,991
Splunk, Inc.(a)	47	5,942
Thermo Fisher Scientific, Inc.	95	44,672
Thoma Bravo Advantage, Class A, Class A(a)	199	2,175
TJX Cos., Inc.	679	48,209
T-Mobile US, Inc.(a)	97	12,817
TransDigm Group, Inc.(a)	7	4,296
Twilio, Inc., Class A(a)	33	12,137
Uber Technologies, Inc.(a)	22	1,205

Security	Shares	Value

United States (continued)
Ulta Beauty, Inc.(a)	20	$6,587
Union Pacific Corp.	260	57,743
United Parcel Service, Inc., Class B	422	86,029
UnitedHealth Group, Inc.	284	113,259
Vail Resorts, Inc.(a)	3	975
Valero Energy Corp.	408	30,176
Vertex Pharmaceuticals, Inc.(a)	61	13,310
Vertiv Holdings Co.	2,254	51,166
VMware, Inc., Class A(a)	353	56,773
Vulcan Materials Co.	331	58,997
Walmart, Inc.	248	34,698
Walt Disney Co.(a)	394	73,292
Wynn Resorts Ltd.(a)	34	4,366
Zoetis, Inc.	18	3,115
Zscaler, Inc.(a)	66	12,384

		4,630,953

Total Common Stocks — 91.2% (Cost: $5,054,001)		7,296,280

Investment Companies

United States — 0.2%
iShares China Large-Cap ETF(d)	152	7,035
KraneShares Bosera MSCI China A ETF	80	3,656
KraneShares CSI China Internet ETF	60	4,508

Total Investment Companies — 0.2% (Cost: $12,722)		15,199

Preferred Securities

Preferred Stocks — 0.4%

Brazil — 0.0%
Itau Unibanco Holding SA, Preference Shares	450	2,281

United States — 0.4%
Aptiv PLC, Series A, 06/15/23	63	10,288
Becton Dickinson and Co., Series B, 06/01/23(a)	244	13,476
Boston Scientific Corp., Series A, 06/01/23(a)	40	4,703

		28,467

Total Preferred Securities — 0.4% (Cost: $26,846)		30,748

Warrants

Cayman Islands(a) — 0.0%
Jaws Acquisition Corp., Class A	50	179
TPG Pace Beneficial Finance Corp., Class A	30	183

		362

United States — 0.0%
Climate Change Crisis Real Impact I Acquisition Corp., Class A(a)	60	189

18	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Rotor Acquisition Corp., Class A, Class A	270	$259
Tortoise Acquisition Corp. II(a)	70	148

		596

Total Warrants — 0.0% (Cost: $1,104)		958

Total Long-Term Investments — 91.8% (Cost: $5,094,673)		7,343,185

Short-Term Securities

Money Market Funds — 5.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%(d)(e)	471,545	471,545

Total Short-Term Securities — 5.9% (Cost: $471,545)		471,545

Options Purchased — 0.1% (Cost: $9,652)		8,818

Total Investments Before Options Written — 97.8% (Cost: $5,575,870)		7,823,548

Options Written — (0.0)% (Premiums Received: $(10,326))		(5,896)

Total Investments, Net of Options Written — 97.8% (Cost: $5,565,544)		7,817,652

Other Assets Less Liabilities — 2.2%		178,975

Net Assets — 100.0%		$7,996,627

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$197,858	$273,687	(a)	$—	$—	$—	$471,545	471,545	$46	$—
iShares China Large-Cap ETF	6,703	—		—	—	332	7,035	152	104	—

					$—	$332	$478,580		$150	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX Nifty 50 Index	3	05/27/21	$88	$411
Yen Denom Nikkei Index	1	06/10/21	132	1,718
FTSE 100 Index	2	06/18/21	192	5,555
S&P 500 E-Mini Index	2	06/18/21	417	21,655

				29,339

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
MSCI Taiwan Index.	2	05/28/21	$124	$149
KOSPI 200 Index	1	06/10/21	95	(4,351)

				(4,202)

				$25,137

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	148,000	USD	118,605	JPMorgan Chase Bank N.A.	06/11/21	$1,813
CHF	70,000	USD	75,638	Bank of America N.A.	06/11/21	1,087
USD	81,767	HKD	635,000	UBS AG	06/11/21	9

						2,909

AUD	155,000	USD	119,667	Citibank N.A.	06/11/21	(242)
GBP	95,000	USD	132,105	HSBC Bank USA N.A.	06/11/21	(894)
INR	4,815,000	USD	64,659	BNP Paribas S.A.	06/11/21	(114)
JPY	32,277,000	USD	295,902	Morgan Stanley & Co. International PLC	06/11/21	(490)
USD	323,691	EUR	272,000	UBS AG	06/11/21	(3,569)
USD	82,386	TWD	2,306,000	HSBC Bank USA N.A.	06/25/21	(564)

						(5,873)

						$(2,964)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Apple, Inc.	1	05/21/21	USD	130.00	USD	13	$370
Global Payments, Inc.	1	05/21/21	USD	205.00	USD	21	1,140
Microsoft Corp.	1	05/21/21	USD	250.00	USD	25	585
Apple, Inc.	1	07/16/21	USD	140.00	USD	13	291
Applied Materials, Inc.	1	07/16/21	USD	140.00	USD	13	597
Microsoft Corp.	1	07/16/21	USD	265.00	USD	25	498
Mastercard, Inc., Class A	1	08/20/21	USD	410.00	USD	38	1,120

							4,601

Put
Bank of America Corp.	3	05/21/21	USD	38.00	USD	12	66
JPMorgan Chase & Co.	1	05/21/21	USD	150.00	USD	15	163
Morgan Stanley	2	05/21/21	USD	82.50	USD	17	386

							615

							$5,216

20	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Adidas AG	Barclays Bank PLC	20	05/21/21	EUR	310.00	EUR	5	$2
Alibaba Group Holding Ltd., ADR	Nomura International PLC	24	05/21/21	USD	240.00	USD	6	91
Starbucks Corp.	Citibank N.A.	59	05/21/21	USD	115.00	USD	7	103
Autodesk, Inc.	Nomura International PLC	67	06/18/21	USD	280.00	USD	20	1,447
Dr. Horton, Inc.	Citibank N.A.	130	06/18/21	USD	105.00	USD	13	248
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	12	06/18/21	EUR	630.00	EUR	8	229
Raytheon Technologies Corp.	Goldman Sachs International	168	06/18/21	USD	77.50	USD	14	1,113
NXP Semiconductors NV	UBS AG	65	07/16/21	USD	210.00	USD	13	369

								$3,602

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Apple, Inc.	2	05/21/21	USD	140.00	USD	26	$(108)
Bank of America Corp.	3	05/21/21	USD	44.00	USD	12	(36)
Global Payments, Inc.	1	05/21/21	USD	225.00	USD	21	(184)
JPMorgan Chase & Co.	1	05/21/21	USD	175.00	USD	15	(7)
Micron Technology, Inc.	1	05/21/21	USD	100.00	USD	9	(25)
Microsoft Corp.	1	05/21/21	USD	275.00	USD	25	(28)
Morgan Stanley	2	05/21/21	USD	95.00	USD	17	(13)
Capital One Financial Corp.	1	06/18/21	USD	150.00	USD	15	(597)
Facebook, Inc., Class A	1	06/18/21	USD	345.00	USD	33	(492)
Mastercard, Inc., Class A	1	06/18/21	USD	450.00	USD	38	(73)
Apple, Inc.	1	07/16/21	USD	155.00	USD	13	(73)
Applied Materials, Inc.	1	07/16/21	USD	155.00	USD	13	(228)
Microsoft Corp.	1	07/16/21	USD	290.00	USD	25	(101)
Mastercard, Inc., Class A	1	08/20/21	USD	450.00	USD	38	(350)

							(2,315)

Put
Bank of America Corp.	3	05/21/21	USD	34.00	USD	12	(15)
Global Payments, Inc.	1	05/21/21	USD	170.00	USD	21	(105)
JPMorgan Chase & Co.	1	05/21/21	USD	135.00	USD	15	(17)
Morgan Stanley	2	05/21/21	USD	72.50	USD	17	(25)
salesforce.com, Inc.	1	06/18/21	USD	200.00	USD	23	(183)
Apple, Inc.	1	07/16/21	USD	115.00	USD	13	(124)
Applied Materials, Inc.	1	07/16/21	USD	115.00	USD	13	(288)
Microsoft Corp.	1	07/16/21	USD	215.00	USD	25	(164)

							(921)

							$(3,236)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Hoya Corp.	Morgan Stanley & Co. International PLC	42	05/14/21	JPY	13,620.00	JPY	522	$(5)
Shin-Etsu Chemical Co. Ltd.	Morgan Stanley & Co. International PLC	37	05/14/21	JPY	19,965.00	JPY	683	(9)
Sony Group Corp.	Goldman Sachs International	13	05/14/21	JPY	12,358.21	JPY	142	(1)
Adidas AG	Barclays Bank PLC	20	05/21/21	EUR	340.00	EUR	5	—
Alibaba Group Holding Ltd., ADR	Nomura International PLC	24	05/21/21	USD	260.00	USD	6	(22)
Dr. Horton, Inc.	BNP Paribas S.A.	75	05/21/21	USD	87.50	USD	7	(834)
Starbucks Corp.	Citibank N.A.	59	05/21/21	USD	130.00	USD	7	—
Walt Disney Co.	Morgan Stanley & Co. International PLC	34	05/21/21	USD	215.00	USD	6	(20)
Disco Corp.	Morgan Stanley & Co. International PLC	3	06/11/21	JPY	42,952.50	JPY	106	(2)
Fanuc Corp.	Goldman Sachs International	6	06/11/21	JPY	30,232.09	JPY	151	(3)
Hoya Corp.	Morgan Stanley & Co. International PLC	39	06/11/21	JPY	15,806.75	JPY	485	(1)

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Keyence Corp.	Goldman Sachs International	4	06/11/21	JPY	58,269.78	JPY	210	$(7)
Kose Corp.	Goldman Sachs International	9	06/11/21	JPY	17,944.64	JPY	148	(15)
Shin-Etsu Chemical Co. Ltd.	Morgan Stanley & Co. International PLC	38	06/11/21	JPY	22,172.00	JPY	701	(3)
Sony Group Corp.	Goldman Sachs International	15	06/11/21	JPY	13,593.55	JPY	164	(1)
Autodesk, Inc.	Nomura International PLC	96	06/18/21	USD	330.00	USD	28	(268)
Dr. Horton, Inc.	BNP Paribas S.A.	75	06/18/21	USD	97.50	USD	7	(364)
Dr. Horton, Inc.	Citibank N.A.	130	06/18/21	USD	115.00	USD	13	(53)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	12	06/18/21	EUR	680.00	EUR	8	(50)
Raytheon Technologies Corp.	Goldman Sachs International	168	06/18/21	USD	90.00	USD	14	(113)
NXP Semiconductors NV	UBS AG	65	07/16/21	USD	230.00	USD	13	(132)

								(1,903)

Put
Adidas AG	Barclays Bank PLC	15	05/21/21	EUR	260.00	EUR	4	(206)
Autodesk, Inc.	Nomura International PLC	67	06/18/21	USD	240.00	USD	20	(139)
Dr. Horton, Inc.	Citibank N.A.	130	06/18/21	USD	85.00	USD	13	(104)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	10	06/18/21	EUR	540.00	EUR	6	(53)
Raytheon Technologies Corp.	Goldman Sachs International	168	06/18/21	USD	62.50	USD	14	(13)
NXP Semiconductors NV	UBS AG	65	07/16/21	USD	170.00	USD	13	(242)

								(757)

								$(2,660)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	03/24/22 –02/24/23	$(14,132)	$(83	)(c)	$(14,153)	0.8%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	(42,786)	527	(e)	(42,255)	0.5

					$444		$(56,408)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(62) of net dividends and financing fees.

(e)	Amount includes $(4) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	27-42 basis points	18-45 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1D Overnight Bank Funding Rate (OBFR01)
USD - 1W US Dollar LIBOR BBA

22	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates March 24, 2022 and February 24, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA, Class A.	3,269	$26,701	(188.7)%

Total Reference Entity — Long		26,701

Reference Entity — Short

Common Stocks

United States
Appian Corp	(180)	(21,812)	154.1
Doordash Inc., Class A	(133)	(19,042)	134.6

Total Reference Entity — Short		(40,854)

Net Value of Reference Entity — Citibank N.A		$(14,153)

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

United States
Affirm Holdings Inc	(95)	$(6,698)	15.9%
JM Smucker Co	(25)	(3,275)	7.7
Snowflake Inc., Class A	(58)	(13,432)	31.8
Walgreens Boots Alliance, Inc.	(355)	(18,850)	44.6

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(42,255)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$—	$—	$527	$(83)	$—
Options Written.	N/A	N/A	5,748	(1,318)	(5,896)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$29,488	$—	$—	$—	$29,488
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts.	—	—	—	2,909	—	—	2,909
Options purchased
Investments at value — unaffiliated(b)	—	—	8,818	—	—	—	8,818
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	527	—	—	—	527

	$—	$—	$38,833	$2,909	$—	$—	$41,742

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$4,351	$—	$—	$—	$4,351
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts.	—	—	—	5,873	—	—	5,873

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written
Options written at value	$—	$—	$5,896	$—	$—	$—	$5,896
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	83	—	—	—	83

	$—	$—	$10,330	$5,873	$—	$—	$16,203

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$54,078	$—	$—	$—	$54,078
Forward foreign currency exchange contracts	—	—	—	4,632	—	—	4,632
Options purchased(a)	—	—	7,464	—	—	—	7,464
Options written	—	—	13,736	—	—	—	13,736
Swaps	—	—	12,608	—	—	—	12,608

	$—	$—	$87,886	$4,632	$—	$—	$92,518

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$31,716	$—	$—	$—	$31,716
Forward foreign currency exchange contracts	—	—	—	3,004	—	—	3,004
Options purchased(b)	—	—	8,016	—	—	—	8,016
Options written	—	—	(1,607)	—	—	—	(1,607)
Swaps	—	—	1,622	—	—	—	1,622

	$—	$—	$39,747	$3,004	$—	$—	$42,751

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$750,752
Average notional value of contracts — short.	$207,429
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$494,022
Average amounts sold — in USD	$811,531
Options
Average value of option contracts purchased	$7,936
Average value of option contracts written.	$8,478
Total return swaps
Average notional value	$(54,630)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$1,907		$2,607
Forward foreign currency exchange contracts	2,909		5,873
Options	8,818	(a)	5,896
Swaps — OTC(b)	527		83

Total derivative assets and liabilities in the Statements of Assets and Liabilities	14,161		14,459

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,123)		(5,843)

Total derivative assets and liabilities subject to an MNA.	$7,038		$8,616

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)
Bank of America N.A	$1,087	$—	$—	$—	$1,087
Barclays Bank PLC	231	(231)	—	—	—
Citibank N.A	351	(351)	—	—	—
Goldman Sachs International	1,113	(153)	—	—	960
JPMorgan Chase Bank N.A	2,340	—	—	—	2,340
Nomura International PLC	1,538	(429)	—	—	1,109
UBS AG	378	(378)	—	—	—

	$7,038	$(1,542)	$—	$—	$5,496

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)
Barclays Bank PLC	$309	$(231)	$—	$—	$78
BNP Paribas S.A	1,312	—	—	—	1,312
Citibank N.A	482	(351)	—	—	131
Goldman Sachs International	153	(153)	—	—	—
HSBC Bank USA N.A.	1,458	—	—	—	1,458
Morgan Stanley & Co. International PLC	530	—	—	—	530
Nomura International PLC	429	(429)	—	—	—
UBS AG	3,943	(378)	—	—	3,565

	$8,616	$(1,542)	$—	$—	$7,074

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Argentina	$44,250	$—	$—	$44,250
Australia	—	7,800	—	7,800
Brazil	10,180	—	—	10,180
Canada	102,407	—	—	102,407
Cayman Islands	33,939	—	—	33,939
Chile	1,108	—	—	1,108
China	60,811	196,942	—	257,753
Denmark	—	5,347	—	5,347
Finland	—	29,049	—	29,049
France	—	377,772	—	377,772
Germany	51,045	302,817	—	353,862
Hong Kong	—	75,784	—	75,784
Indonesia	—	3,321	—	3,321
Ireland	49,642	—	—	49,642
Israel	29,774	—	—	29,774
Italy	—	196,467	—	196,467
Japan	—	157,003	—	157,003
Netherlands	48,320	245,877	—	294,197
Norway	1,663	—	—	1,663
Portugal	2,246	—	—	2,246
Singapore	—	8,469	—	8,469
South Korea	—	58,148	—	58,148
Spain	—	46,496	—	46,496
Sweden	—	93,725	—	93,725
Switzerland	5,355	17,558	—	22,913
Taiwan	—	130,487	—	130,487
Thailand	2,662	805	—	3,467
Turkey	244	—	—	244
United Arab Emirates	—	—	—	—
United Kingdom	—	267,814	—	267,814
United States	4,630,953	—	—	4,630,953
Investment Companies	15,199	—	—	15,199
Preferred Securities
Preferred Stocks	30,748	—	—	30,748
Warrants	958	—	—	958
Short-Term Securities
Money Market Funds	471,545	—	—	471,545
Options Purchased
Equity Contracts	4,076	4,742	—	8,818

	$5,597,125	$2,226,423	$—	$7,823,548

Derivative Financial Instruments(a)
Assets
Equity Contracts.	$29,488	$527	$—	$30,015
Foreign Currency Exchange Contracts	—	2,909	—	2,909

26	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2021	BlackRock GA Dynamic Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts.	$(7,403)	$(2,927)	$—	$(10,330)
Foreign Currency Exchange Contracts	—	(5,873)	—	(5,873)

	$22,085	$(5,364)	$—	$16,721

(a)

Derivative financial instruments are futures contracts, forward foreign currency exchange contracts and options written. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	27

Statements of Assets and Liabilities

April 30, 2021

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund

ASSETS
Investments at value — unaffiliated(b)	$6,768,044	$7,344,968
Investments at value — affiliated(c)	216,935	478,580
Cash pledged:
Collateral — exchange-traded options written	10,000	120,000
Futures contracts	11,000	64,000
Foreign currency at value(d)	17,636	9,189
Receivables:
Investments sold	44,318	111,525
Options written	—	2,069
Swaps	—	6,677
Dividends — unaffiliated	15,043	6,467
Dividends — affiliated	6	10
From the Manager	79,526	88,202
Variation margin on futures contracts	—	1,907
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,693	2,909
OTC swaps	—	527
Prepaid expenses	25,171	25,172

Total assets	7,189,372	8,262,202

LIABILITIES
Options written at value(e)	—	5,896
Payables:
Investments purchased	45,442	85,991
Swaps	—	3,413
Accounting services fees	42,443	60,128
Trustees’ and Officer’s fees	2,238	2,240
Options written	—	3,271
Other accrued expenses	40,102	40,016
Other affiliates	36	37
Professional fees	56,093	56,020
Variation margin on futures contracts	4,008	2,607
Unrealized depreciation on:
Forward foreign currency exchange contracts	599	5,873
OTC swaps	—	83

Total liabilities	190,961	265,575

NET ASSETS	$6,998,411	$7,996,627

NET ASSETS CONSIST OF
Paid-in capital	$5,484,032	$5,233,898
Accumulated earnings	1,514,379	2,762,729

NET ASSETS	$6,998,411	$7,996,627

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$5,552,439	$5,097,853
(c) Investments at cost — affiliated	$215,980	$478,017
(d) Foreign currency at cost	$17,731	$9,283
(e) Premiums received	$—	$10,326

28	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities   (continued)

April 30, 2021

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund

NET ASSET VALUE
Institutional
Net assets	$97,472	$121,282

Shares outstanding	7,593	7,910

Net asset value	$12.84	$15.33

Shares authorized	Unlimited	Unlimited

Par value	$0.01	$0.01

Class K
Net assets	$6,900,939	$7,875,345

Shares outstanding	537,106	513,384

Net asset value	$12.85	$15.34

Shares authorized	Unlimited	Unlimited

Par value	$0.01	$0.01

(a)	Consolidated Statement of Assets and Liabilities.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations

April 30, 2021

	BlackRock GA Disciplined Volatility Equity Fund(a)		BlackRock GA Dynamic Equity Fund
	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20

INVESTMENT INCOME
Dividends — unaffiliated	$56,889	$122,439	$54,228	$90,655
Dividends — affiliated.	35	1,607	150	1,720
Other income	1,996	1,125	649	1,185
Foreign taxes withheld	(3,158)	(8,152)	(3,072)	(4,521)

Total investment income	55,762	117,019	51,955	89,039

EXPENSES
Professional	93,891	102,890	96,321	100,763
Custodian	28,754	50,723	45,549	83,141
Printing and postage	23,645	17,211	22,879	18,574
Registration	18,195	33,707	18,195	34,529
Accounting services	13,371	23,313	18,813	28,645
Investment advisory	13,043	22,761	14,565	22,947
Trustees and Officer	4,783	10,146	4,783	10,146
Transfer agent — class specific	94	207	103	207
Miscellaneous	8,361	15,836	7,718	16,930

Total expenses	204,137	276,794	228,926	315,882
Less:
Fees waived and/or reimbursed by the Manager	(187,700)	(248,079)	(210,580)	(286,935)
Transfer agent fees waived and/or reimbursed — class specific	(55)	(182)	(55)	(180)

Total expenses after fees waived and/or reimbursed	16,382	28,533	18,291	28,767

Net investment income	39,380	88,486	33,664	60,272

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	284,111	64,326	516,342	43,572
Investments — affiliated	6,833	2,921	—	(492)
Capital gain distributions from investment companies — affiliated	—	1	—	—
Foreign currency transactions	(1,087)	1,466	892	(827)
Forward foreign currency exchange contracts	(5,713)	9,046	4,632	11,124
Futures contracts	33,146	(184)	54,078	(13,303)
Options written	1,106	—	13,736	12,421
Swaps	—	—	12,608	(8,342)

	318,396	77,576	602,288	44,153

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	799,358	(76,568)	1,247,883	372,321
Investments — affiliated	(12,079)	13,034	332	231
Foreign currency translations	(62)	311	66	76
Forward foreign currency exchange contracts	3,022	(3,221)	3,004	(5,452)
Futures contracts	3,272	(6,625)	31,716	(312)
Options written	(39)	39	(1,607)	2,790
Swaps	—	—	1,622	(1,178)

	793,472	(73,030)	1,283,016	368,476

Net realized and unrealized gain	1,111,868	4,546	1,885,304	412,629

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.	$1,151,248	$93,032	$1,918,968	$472,901

(a)	Consolidated Statement of Operations.

See notes to financial statements.

30	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock GA Disciplined Volatility Equity Fund			BlackRock GA Dynamic Equity Fund
	Period from 11/01/20 to 04/30/21(a)	Year Ended 10/31/20(a)	Year Ended 10/31/19	Period from 11/01/20 to 04/30/21	Year Ended October 31,
					2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$39,380	$88,486	$125,856	$33,664	$60,272	$95,951
Net realized gain (loss)	318,396	77,576	176,233	602,288	44,153	(105,649)
Net change in unrealized appreciation (depreciation)	793,472	(73,030)	447,363	1,283,016	368,476	580,018

Net increase in net assets resulting from operations	1,151,248	93,032	749,452	1,918,968	472,901	570,320

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(1,357)	(2,156)	(821)	(698)	(485)	(1,046)
Class K	(101,603)	(243,212)	(123,580)	(49,302)	(52,516)	(188,053)

Decrease in net assets resulting from distributions to shareholders	(102,960)	(245,368)	(124,401)	(50,000)	(53,001)	(189,099)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	106,956	288,456	64,737	56,058	100,959	52,019

NET ASSETS
Total increase in net assets	1,155,244	136,120	689,788	1,925,026	520,859	433,240
Beginning of period	5,843,167	5,707,047	5,017,259	6,071,601	5,550,742	5,117,502

End of period	$6,998,411	$5,843,167	$5,707,047	$7,996,627	$6,071,601	$5,550,742

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund

	Institutional
	Period from 11/01/20 to 04/30/21(b)		Year Ended 10/31/20(b)	Period from 11/30/18(a) to 10/31/19

Net asset value, beginning of period	$10.90		$11.20	$10.31

Net investment income(c)	0.07		0.16	0.23
Net realized and unrealized gain	2.06		0.01	0.91

Net increase from investment operations	2.13		0.17	1.14

Distributions(d)
From net investment income	(0.06)		(0.32)	(0.25)
From net realized gain	(0.13)		(0.15)	—

Total distributions	(0.19)		(0.47)	(0.25)

Net asset value, end of period	$12.84		$10.90	$11.20

Total Return(e)
Based on net asset value.	19.67	%(f)	1.56%	11.22	%(f)

Ratios to Average Net Assets(g)
Total expenses	5.18	%(h)(i)	5.27%	6.39	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.55	%(h)	0.54%	0.55	%(h)

Net investment income	1.12	%(h)	1.51%	2.39	%(h)

Supplemental Data
Net assets, end of period (000)	$97		$78	$33

Portfolio turnover rate	57%		125%	125%

(a)	Commencement of operations.
(b)	Consolidated Financial Highlights.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/20 to 04/30/21(b)	Year Ended 10/31/20(b)	Period from 11/30/18(a) to 10/31/19
Investments in underlying funds	0.01%	0.02%	0.01%

(h)	Annualized.
(i)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.46%.
(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 5.55%.

See notes to financial statements.

32	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund (continued)

	Class K

	Period from 11/01/20 to 04/30/21(b)		Year Ended October 31,			Period from 06/01/17(a) to 10/31/17
			2020(b)	2019	2018

Net asset value, beginning of period.	$10.91		$11.21	$9.97	$10.30	$10.00

Net investment income(c)	0.07		0.17	0.25	0.20	0.05
Net realized and unrealized gain (loss)	2.06		0.01	1.24	(0.38)	0.25

Net increase (decrease) from investment operations	2.13		0.18	1.49	(0.18)	0.30

Distributions(d)
From net investment income	(0.06)		(0.33)	(0.25)	(0.15)	—
From net realized gain	(0.13)		(0.15)	—	—	—

Total distributions	(0.19)		(0.48)	(0.25)	(0.15)	—

Net asset value, end of period	$12.85		$10.91	$11.21	$9.97	$10.30

Total Return(e)
Based on net asset value.	19.68	%(f)	1.60%	15.12%	(1.83)%	3.00	%(f)

Ratios to Average Net Assets(g)
Total expenses.	4.99	%(h)(i)	4.86%	5.66%	3.64%	4.34	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.50	%(h)	0.50%	0.50%	0.52%	0.50	%(h)

Net investment income	1.21	%(h)	1.56%	2.35%	1.88%	1.08	%(h)

Supplemental Data
Net assets, end of period (000)	$6,901		$5,765	$5,674	$5,017	$5,161

Portfolio turnover rate	57%		125%	125%	184%	55%

(a)	Commencement of operations.
(b)	Consolidated Financial Highlights.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/20 to 04/30/21(b)	Year Ended October 31,			Period from 06/01/17(a) to 10/31/17
		2020(b)	2019	2018
Investments in underlying funds	0.01%	0.02%	0.01%	—%	—%

(h)	Annualized.
(i)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.26%.
(j)	Audit, offering and organization costs were not annualized in the calculation of expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund

	Institutional
	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20	Period from 11/30/18(a) to 10/31/19

Net asset value, beginning of period	$11.73		$10.92	$10.32

Net investment income(b)	0.06		0.11	0.17
Net realized and unrealized gain	3.63		0.80	0.81

Net increase from investment operations	3.69		0.91	0.98

Distributions(c)
From net investment income	(0.09)		(0.10)	(0.23)
From net realized gain	—		—	(0.15)

Total distributions	(0.09)		(0.10)	(0.38)

Net asset value, end of period	$15.33		$11.73	$10.92

Total Return(d)
Based on net asset value.	31.58	%(e)	8.35%	9.97	%(e)

Ratios to Average Net Assets(f)
Total expenses	5.34	%(g)(h)	5.92%	7.07	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.54%	0.54	%(g)

Net investment income	0.88	%(g)	1.01%	1.83	%(g)

Supplemental Data
Net assets, end of period (000)	$121		$88	$34

Portfolio turnover rate	32%		73%	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Period from 11/30/18(a) to 10/31/19
Investments in underlying funds	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.48%.
(i)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 6.21%.

See notes to financial statements.

34	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund (continued)

	Class K

	Period from 11/01/20 to 04/30/21		Year Ended October 31,			Period from 06/01/17(a) to 10/31/17
			2020	2019	2018

Net asset value, beginning of period.	$11.74		$10.92	$10.17	$10.97	$10.00

Net investment income(b)	0.06		0.12	0.19	0.13	0.03
Net realized and unrealized gain (loss)	3.64		0.80	0.94	(0.60)	0.94

Net increase (decrease) from investment operations	3.70		0.92	1.13	(0.47)	0.97

Distributions(c)
From net investment income	(0.10)		(0.10)	(0.23)	(0.17)	—
From net realized gain	—		—	(0.15)	(0.16)	—

Total distributions	(0.10)		(0.10)	(0.38)	(0.33)	—

Net asset value, end of period	$15.34		$11.74	$10.92	$10.17	$10.97

Total Return(d)
Based on net asset value.	31.59	%(e)	8.49%	11.58%	(4.54)%	9.70	%(e)

Ratios to Average Net Assets(f)
Total expenses.	5.15	%(g)(h)	5.50%	6.24%	3.43%	4.35	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.50%	0.50%	0.52%	0.50	%(g)

Net investment income	0.93	%(g)	1.05%	1.85%	1.16%	0.80	%(g)

Supplemental Data
Net assets, end of period (000)	$7,875		$5,984	$5,517	$5,118	$5,494

Portfolio turnover rate	32%		73%	74%	205%	70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/20 to 04/30/21	Year Ended October 31,			Period from 06/01/17(a) to 10/31/17
		2020	2019	2018
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.28%.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratio. If these expenses were annualized, the total expenses would have been 7.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Notes to Financial Statements

1.	ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock GA Disciplined Volatility Equity Fund	GA Disciplined Volatility Equity	Diversified
BlackRock GA Dynamic Equity Fund	GA Dynamic Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

On April 7, 2021, the Board of Trustees of the Trust approved a change in the fiscal year-end of GA Disciplined Volatility Equity and GA Dynamic Equity, effective as of April 30 from October 31 to April 30.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of GA Disciplined Volatility Equity include the account of Cayman GA Disciplined Volatility Equity Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of GA Disciplined Volatility Equity and primarily invests in commodity-related instruments. The Subsidiary enables GA Disciplined Volatility Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. GA Disciplined Volatility Equity may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $8,661, which is 0.1% of GA Disciplined Volatility Equity’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to GA Disciplined Volatility Equity, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

36	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt

38	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

40	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	GA Disciplined Volatility Equity	GA Dynamic Equity
First $1 billion	0.40%	0.40%
$1 billion — $3 billion	0.38	0.38
$3 billion — $5 billion	0.36	0.36
$5 billion — $10 billion	0.35	0.35
Greater than $10 billion	0.34	0.34

The Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Amounts Reimbursed
Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
GA Disciplined Volatility Equity	$38	$—
GA Dynamic Equity	40	—

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, GA Disciplined Volatility Equity pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended April 30, 2021, the Funds did not pay any amounts to affiliates in return for these services.

The following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Transfer agent fees —class specific
Fund Name/Share Class	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
GA Disciplined Volatility Equity
Institutional	$81	$191
Class K	13	16

	$94	$207

GA Dynamic Equity
Institutional	$84	190
Class K	19	17

	$103	$207

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through February 28, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to February 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Amounts Waived
Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
GA Disciplined Volatility Equity	$85	$210
GA Dynamic Equity	102	149

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. The amounts waived in investment advisory fees pursuant to these arrangements were as follows:

	Amounts Waived
Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
GA Disciplined Volatility Equity	$84	$—
GA Dynamic Equity	13	—

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Class K
GA Disciplined Volatility Equity	0.55%	0.50%
GA Dynamic Equity	0.55	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2022, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. The amounts included in the Statements of Operations were as follows:

	Amounts Waived
Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
GA Disciplined Volatility Equity	$187,531	$247,869
GA Dynamic Equity	210,465	286,786

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived — class specific in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Amounts Reimbursed
Fund Name/Share Class	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
GA Disciplined Volatility Equity
Institutional	$42	$166
Class K	13	16

	$55	$182

GA Dynamic Equity
Institutional	$36	165
Class K	19	15

	$55	$180

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to

42	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective June 1, 2024, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

As of April 30, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	April 30, 2022	April 30, 2023
GA Disciplined Volatility Equity
Fund Level	$247,869	$187,531
Institutional	166	42
Class K	16	13
GA Dynamic Equity
Fund Level	286,786	210,465
Institutional	165	36
Class K	15	19

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on April 30, 2021:

Fund Name/Fund Level/Share Class	Expired April 30, 2021
GA Disciplined Volatility Equity
Fund Level	$267,858
Institutional	350
Class K	8,126
GA Dynamic Equity
Fund Level	289,613
Institutional	355
Class K	8,126

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2021, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the period ended April 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
GA Disciplined Volatility Equity	$3,650,271	$3,519,535
GA Dynamic Equity.	2,151,838	2,337,479

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19
GA Disciplined Volatility Equity
Ordinary income.	$34,500	$242,763	$124,401
Long-term capital gains	68,460	2,605	—

	$102,960	$245,368	$124,401

GA Dynamic Equity
Ordinary income.	$50,000	$53,001	$189,099

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total
GA Disciplined Volatility Equity	$225,333	$111,446	$1,177,600	$1,514,379
GA Dynamic Equity	256,085	350,717	2,155,927	2,762,729

(a)

The difference between book-basis and tax-basis net unrealized gains/losses was attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain foreign currency and futures contracts.

During the period ended April 30, 2021, GA Dynamic Equity utilized $38,021 of its capital loss carryforward.

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
GA Disciplined Volatility Equity	$5,807,372	$1,264,350	$(86,993)	$1,177,357
GA Dynamic Equity.	5,644,589	2,266,952	(87,906)	2,179,046

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended April 30, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

44	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
GA Disciplined Volatility Equity
Institutional(a)
Shares sold	308	$3,996	4,035	$43,088	6,925	$71,073
Shares issued in reinvestment of distributions	114	1,357	197	2,155	24	267
Shares redeemed	—	—	—	—	(4,010)	(44,089)

	422	$5,353	4,232	$45,243	2,939	$27,251

Class K
Shares sold	—	$—	—	$—	48	$478
Shares issued in reinvestment of distributions	8,509	101,603	22,264	243,213	6,333	69,789
Shares redeemed	—	—	—	—	(3,308)	(32,781)

	8,509	$101,603	22,264	$243,213	3,073	$37,486

	8,931	$106,956	26,496	$288,456	6,012	$64,737

(a)	The share class commenced operation on November 30, 2018.

	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
GA Dynamic Equity
Institutional(a)
Shares sold	784	$11,496	4,352	$47,008	6,927	$69,332
Shares issued in reinvestment of distributions	51	698	42	485	19	205
Shares redeemed	(393)	(6,038)	—	—	(3,872)	(41,297)

	442	$6,156	4,394	$47,493	3,074	$28,240

Class K
Shares sold	42	$600	87	$950	124	$1,224
Shares issued in reinvestment of distributions	3,601	49,302	4,590	52,516	5,064	53,777
Shares redeemed	—	—	—	—	(3,264)	(31,222)

	3,643	$49,902	4,677	$53,466	1,924	$23,779

	4,085	$56,058	9,071	$100,959	4,998	$52,019

(a)	The share class commenced operation on November 30, 2018.

As of April 30, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Class K	Total
GA Disciplined Volatility Equity	2,082	537,106	539,188
GA Dynamic Equity	1,988	513,254	515,242

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund and the Board of Trustees of Managed Account Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund of Managed Account Series (the “Funds”), including the schedules of investments, as of April 30, 2021, the related statements of operations for the period from November 1, 2020 through April 30, 2021 and for the year ended October 31, 2020, the statements of changes in net assets for the period from November 1, 2020 through April 30, 2021 and for each of the two years in the period ended October 31, 2020, the financial highlights for the period from November 1, 2020 through April 30, 2021, for each of the three years in the period ended October 31, 2020, and for the period from June 1, 2017 (commencement of operations) to October 31, 2017, and the related notes. Such financial statements and financial highlights of BlackRock GA Disciplined Volatility Equity Fund are consolidated as of and for the period ended April 30, 2021 and for the year ended October 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2021, and the results of their operations for the period from November 1, 2020 through April 30, 2021 and for the year ended October 31, 2020, the changes in their net assets for the period from November 1, 2020 through April 30, 2021 and for each of the two years in the period ended October 31, 2020, and the financial highlights for the period from November 1, 2020 through April 30, 2021, for each of the three years in the period ended October 31, 2020, and for the period from June 1, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal period ended April 30, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
GA Disciplined Volatility Equity	10.61%
GA Dynamic Equity	9.70

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal period ended April 30, 2021:

Fund Name	Qualified Dividend Income
GA Disciplined Volatility Equity	$49,952
GA Dynamic Equity.	51,523

48	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Managed Account Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	49

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 152 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 152 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 152 Portfolios	None
Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 152 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 152 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 152 Portfolios	None

50	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems) from 2015 to 2020; Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 152 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 152 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	51

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 152 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 250 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 252 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

52	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 537-4942.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

TRUSTEE AND OFFICER INFORMATION	53

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 537-4942; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

ADDITIONAL INFORMATION	55

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

TWD	New Taiwan Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

PCL	Public Company Limited

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

56	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MASGA-04/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Equity Fund	$38,986	$40,137	$0	$0	$20,000	$22,100	$0	$0
BlackRock GA Dynamic Equity Fund	$38,986	$40,137	$0	$0	$20,000	$22,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,032,000	$1,984,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

BlackRock GA Disciplined Volatility Fund and BlackRock GA Dynamic Equity Fund each changed its fiscal year end from October 31 to April 30 effective April 30, 2021 whereby this fiscal year consists of the six months ended April 30, 2020.

[4]

Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Fund	$20,000	$22,100
BlackRock GA Dynamic Equity Fund	$20,000	$22,100

[1]

BlackRock GA Disciplined Volatility Fund and BlackRock GA Dynamic Equity Fund each changed its fiscal year end from October 31 to April 30 effective April 30, 2021 whereby this fiscal year consists of the six months ended April 30, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,032,000	$1,984,000

[1]

BlackRock GA Disciplined Volatility Fund and BlackRock GA Dynamic Equity Fund each changed its fiscal year end from October 31 to April 30 effective April 30, 2021 whereby this fiscal year consists of the six months ended April 30, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 6, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: July 6, 2021